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                                                                    EXHIBIT 10.2



                     ACKNOWLEDGMENT OF ASSIGNMENT OF OPTION

         Smart Choice Automotive Group, Inc. ("Smart Choice"), a Florida corporation, hereby acknowledges and represents the following to FINOVA Capital Corporation ("FINOVA"), a Delaware corporation, and to MOTIVE GROUP, L.P. ("Buyer"), a Texas limited partnership ("Buyer"), a Texas limited partnership:

                  1. Status of Paaco Option. The "Paaco Option," as defined in that Forbearance Agreement (the "Forbearance Agreement") dated as of November 8, 2001, among FINOVA; Paaco Automotive Group, L.P., a Texas limited partnership and successor by conversion to Paaco Automotive Group, Inc., a Texas corporation; Premium Auto Acceptance Corporation, a Texas corporation; Florida Finance Group, Inc., a Florida corporation; Liberty Finance Company, a Florida corporation; Smart Choice Receivables Holding Company, a Delaware corporation; First Choice Auto Finance, Inc., a Florida corporation; and SC Holdings, Inc., a Florida corporation, remains in full effect and has not been exercised. The Paaco Option may be exercised at any time until March 9, 2002.

                  2. Assignment of Paaco Option. Smart Choice hereby acknowledges that FINOVA has assigned to Buyer all of FINOVA's rights under the Paaco Option (but no other right arising under the Forbearance Agreement, all such other rights being retained by FINOVA), and confirms that the Paaco Option remains in full effect as so assigned.

                  3. Form of Sale and Purchase Agreement. Smart Choice hereby agrees that the closing of the Paaco Option may be conducted pursuant to the Sale and Purchase Agreement in the form attached hereto as Exhibit A.

                  4. Exercise. Smart Choice acknowledges that Buyer has given notice of its intention to exercise the Paaco Option, and no further acknowledgment thereof shall be necessary beyond that stated in the Sale and Purchase Agreement.

                  5. Entire Agreement. This Acknowledgment and the other written agreements among the parties represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

                  6. Amendment and Waiver in Writing. No provision of this Acknowledgment can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  7. Severability. Should any provision of this Acknowledgment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.
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                  8. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  9. Captions Not Controlling. Captions and headings have been included in this Acknowledgment for the convenience of the parties, and shall not be construed as affecting the content of the respective sections.

                  10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA, WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

                  11. JURISDICTION AND VENUE. THE PARTIES HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ANY OF THEM AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, ARIZONA AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, AND THE PARTIES HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY OF SUCH COURTS. THE PARTIES WAIVE ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM FOR THE PARTIES SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY A PARTY OF ANY JUDGMENT OBTAINED IN ARIZONA ANY OTHER FORUM TO THE EXTENT SUCH FORUM HAS JURISDICTION FOR THE TAKING OF ANY ACTION TO ENFORCE THE SAME, AND THE PARTIES HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

                  12. WAIVER OF JURY TRIAL. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, ACCORDINGLY, EACH SUCH PERSON HEREBY KNOWINGLY AND VOLUNTARILY, WITH THE BENEFIT OF COUNSEL, WAIVES TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT.


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                  Executed as of the date first written above.


                             SMART CHOICE AUTOMOTIVE GROUP, INC.

                               By:
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                             Title:
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